                                                                   EXHIBIT 99.2

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                            1996 AND 1995 BY QUARTER
                                  (unaudited)

(in millions except per share data)                                                Three Months Ended
                                                                                         March 31
                                                                               ---------------------------

                                                                                1996                 1995
                                                                               ---------------------------
Sales and operating revenues                                                   $1,883               $1,140

Operating costs and expenses                                                   (2,697)              (1,109)
                                                                               ------               ------

Operating profit (loss)                                                          (814)                  31
     Operating profit margin                                                    -43.2%                 2.7%

Other income and expenses, net                                                   (146)                  (2)

Interest expense                                                                 (146)                 (48)
                                                                               ------               ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                                           (1,106)                 (19)

Income tax benefit (expense)                                                      384                   10
  Effective tax rate                                                             34.7%                52.9%

Minority interest                                                                  (1)                  (2)
                                                                               ------               ------

Income (loss) from Continuing Operations                                         (723)                 (11)
                                                                               ------               ------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                                     (51)                  26

   Estimated gain (loss) on disposal of Discontinued
       Operations                                                               1,018                   --
                                                                               ------               ------

Income (loss) Discontinued Operations                                             967                   26
                                                                               ------               ------
Extraordinary item:

       Loss on early extinguishment of debt                                       (63)                  --
                                                                               ------               ------

Net Income (loss)                                                                $181                  $15
                                                                               ======               ======

Dividend requirements for Series B
    preferred stock                                                                --                   13

Net income (loss) applicable to common stock                                     $181                   $2
                                                                               ======               ======

Average shares outstanding                                                        439                  398

Earnings (loss) per common share:
   Continuing Operations                                                       ($1.65)              ($0.06)
   Discontinued Operations                                                      $2.20                $0.07
   Extraordinary item                                                          ($0.14)               $0.00
                                                                               ------               ------

   Earnings (loss) per common share                                             $0.41                $0.01
                                                                               ======               ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                            1996 AND 1995 BY QUARTER
                                  (unaudited)

 (in millions except per share data)                        Three Months Ended                       Six Months Ended
                                                                  June 30                                June 30
                                                         -------------------------               -----------------------

                                                          1996               1995                 1996             1995
                                                         -------------------------               -----------------------
Sales and operating revenues                             $2,148             $1,374               $4,031           $2,514

Operating costs and expenses                             (2,178)            (1,285)              (4,875)          (2,394)
                                                         ------             ------               ------           ------

Operating profit (loss)                                     (30)                89                 (844)             120
  Operating profit margin                                  -1.4%               6.5%               -20.9%             4.8%

Other income and expenses, net                                8                  1                 (138)              (1)

Interest expense                                           (109)               (47)                (255)             (95)
                                                         ------             ------               ------           ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                       (131)                43               (1,237)              24

Income tax benefit (expense)                                 43                (14)                 427               (4)
  Effective tax rate                                       33.0%              32.5%                34.5%            15.8%

Minority interest                                            (1)                (3)                  (2)              (5)
                                                         ------             ------               ------           ------

Income (loss) from Continuing Operations                    (89)                26                 (812)              15
                                                         ------             ------               ------           ------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                --                 33                  (51)              59

   Estimated gain (loss) on disposal of Discontinued
       Operations                                            --                 --                1,018               --
                                                         ------             ------               ------           ------

Income (loss) Discontinued Operations                        --                 33                  967               59
                                                         ------             ------               ------           ------

Extraordinary item:
       Loss on early extinguishment of debt                  --                 --                  (63)              --
                                                         ------             ------               ------           ------

Net Income (loss)                                          ($89)               $59                  $92              $74
                                                         ======             ======               ======           ======

Dividend requirements for Series B
    preferred stock                                          --                 12                   --               25

Net income (loss) applicable to common stock               ($89)               $47                  $92              $49
                                                         ======             ======               ======           ======

Average shares outstanding                                  443                399                  441              398

Earnings (loss) per common share:
   Continuing Operations                                 ($0.20)             $0.04               ($1.85)          ($0.03)
   Discontinued Operations                                $0.00              $0.08                $2.20            $0.15
   Extraordinary item                                     $0.00              $0.00               ($0.14)           $0.00
                                                         ------              -----               ------           ------

   Earnings (loss) per common share                      ($0.20)             $0.12                $0.21            $0.12
                                                         ======             ======               ======           ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                            1996 AND 1995 BY QUARTER
                                  (unaudited)

 (in millions except per share data)                            Three Months Ended                    Nine Months Ended
                                                                      Sept 30                              Sept 30
                                                              ----------------------                ---------------------

                                                               1996            1995                  1996           1995
                                                              ----------------------                ---------------------
Sales and operating revenues                                  $1,967          $1,215                $5,998         $3,729

Operating costs and expenses                                  (1,877)         (1,261)               (6,752)        (3,655)
                                                              ------          ------                ------         ------

Operating profit (loss)                                           90             (46)                 (754)            74
     Operating profit margin                                     4.6%           -3.8%                -12.6%           2.0%

Other income and expenses, net                                    25             124                  (113)           123

Interest expense                                                (103)            (43)                 (358)          (138)
                                                              ------          ------                ------         ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                              12              35                (1,225)            59

Income tax benefit (expense)                                      (4)            (14)                  423            (18)
  Effective tax rate                                            34.5%           41.9%                 34.5%          31.3%

Minority interest                                                 (2)             (1)                   (4)            (6)
                                                              ------          ------                ------         ------

Income (loss) from Continuing Operations                           6              20                  (806)            35
                                                              ------          ------                ------         ------

Discontinued Operations, net of income taxes:

   Income (loss) from Discontinued Operations                     (4)              4                   (55)            63

   Estimated gain (loss) on disposal of Discontinued
       Operations                                                 --             (76)                1,018            (76)
                                                              ------          ------                ------         ------

Income (loss) Discontinued Operations                             (4)            (72)                  963            (13)
                                                              ------          ------                ------         ------

Extraordinary item:
       Loss on early extinguishment of debt                      (30)             --                   (93)            --
                                                              ------          ------                ------         ------

Net Income (loss)                                               ($28)           ($52)                  $64            $22
                                                              ======          ======                ======         ======

Dividend requirements for Series B
    preferred stock                                               --               9                    --            34

Net income (loss) applicable to common stock                    ($28)           ($61)                  $64          ($12)
                                                              ======          ======                ======        ======

Average shares outstanding                                       444             409                   442           403

Earnings (loss) per common share:
   Continuing Operations                                       $0.01           $0.03                ($1.83)        $0.00
   Discontinued Operations                                    ($0.01)         ($0.18)                $2.18        ($0.03)
   Extraordinary item                                         ($0.06)          $0.00                ($0.21)        $0.00
                                                              ------          ------                ------        ------

   Earnings (loss) per common share                           ($0.06)         ($0.15)                $0.14        ($0.03)
                                                              ======          ======                ======        ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                            1996 AND 1995 BY QUARTER
                                  (unaudited)

 (in millions except per share data)                              Three Months Ended                  Twelve Months Ended
                                                                        Dec  31                              Dec  31
                                                                 ---------------------              -----------------------

                                                                  1996           1995                1996             1995
                                                                ----------------------              -----------------------
Sales and operating revenues                                    $2,451          $1,870              $8,449           $5,599

Operating costs and expenses                                    (2,453)         (1,843)             (9,205)          (5,498)
                                                                ------          ------              ------           ------

Operating profit (loss)                                             (2)             27                (756)             101
  Operating profit margin                                         -0.1%            1.4%               -8.9%             1.8%

Other income and expenses, net                                      27              14                 (86)             137

Interest expense                                                   (98)            (98)               (456)            (236)
                                                                ------          ------              ------           ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                               (73)            (57)             (1,298)               2

Income tax benefit (expense)                                        43               8                 466              (10)
  Effective tax rate                                              59.2%           14.9%               35.9%           521.6%

Minority interest                                                   (2)             (5)                 (6)             (11)
                                                                ------          ------              ------           ------

Income (loss) from Continuing Operations                           (32)            (54)               (838)             (19)
                                                                ------          ------              ------           ------

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                       (2)             47                 (57)             110

   Estimated gain (loss) on disposal of Discontinued
       Operations                                                   --              --               1,018              (76)
                                                                ------          ------              ------           ------

Income (loss) Discontinued Operations                               (2)             47                 961               34
                                                                ------          ------              ------           ------

Extraordinary item:
       Loss on early extinguishment of debt                         --              --                 (93)              --
                                                                ------          ------              ------           ------

Net Income (loss)                                                 ($34)            ($7)                $30              $15
                                                                ======          ======              ======           ======

Dividend requirements for Series B
  preferred stock                                                   --              --                  --               34

Net income (loss) applicable to common stock                      ($34)            ($7)                $30             ($19)
                                                                ======          ======              ======           ======

Average shares outstanding                                         448             435                 443              410

Earnings (loss) per common share:
   Continuing Operations                                        ($0.07)         ($0.13)             ($1.89)          ($0.13)
   Discontinued Operations                                      ($0.01)          $0.11               $2.17            $0.08
   Extraordinary item                                            $0.00           $0.00              ($0.21)           $0.00
                                                                ------          ------              ------           ------

   Earnings (loss) per common share                             ($0.08)         ($0.02)              $0.07           ($0.05)
                                                                ======          ======              ======           ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                              1994, 1993, AND 1992

 (in millions except per share data)                                         Twelve Months Ended
                                                                    --------------------------------------

                                                                     1994            1993           1992
                                                                    --------------------------------------
Sales and operating revenues                                        $5,210          $5,158         $5,281

Operating costs and expenses                                        (4,801)         (5,152)        (4,813)
                                                                    --------------------------------------

Operating profit (loss)                                                409               6            468
  Operating profit margin                                              7.9%            0.1%           8.9%

Other income and expenses, net                                        (285)            (75)           (32)

Interest expense                                                      (134)           (164)          (169)
                                                                    --------------------------------------

Income (loss) from Continuing Operations before
  income taxes and minority interest                                   (10)           (233)           267

Income tax benefit (expense)                                            11              71            (82)
  Effective tax rate                                                 107.2%           30.3%          30.7%

Minority interest                                                       (9)             (9)            (5)
                                                                    --------------------------------------

Income (loss) from Continuing Operations                                (8)           (171)           180
                                                                    --------------------------------------

Discontinued Operations, net of income taxes:
  Income (loss) from Discontinued Operations                            85              (4)           147

  Estimated gain (loss) on disposal of Discontinued
    Operations                                                          --             (95)        (1,383)
                                                                    --------------------------------------

Income (loss) Discontinued Operations                                   85             (99)        (1,236)

Cumulative effect of changes in accounting principles:
  Other postemployment benefits                                         --             (56)            --
  Other postretirement benefits                                         --              --           (742)
  Income taxes                                                          --              --            404
                                                                    --------------------------------------

Net Income (loss)                                                      $77           ($326)       ($1,394)
                                                                    ======================================

Dividend requirements for Series B
  preferred stock                                                       50              50             28

Net income (loss) applicable to common stock                           $27           ($376)       ($1,422)
                                                                     =====================================

Average shares outstanding                                             384             353            346

Earnings (loss) per common share:
   Continuing Operations                                            ($0.15)         ($0.63)         $0.44
   Discontinued Operations                                           $0.22          ($0.28)        ($3.57)
   Cumulative effect of changes in
     accounting principles                                           $0.00          ($0.16)        ($0.98)
                                                                   ----------------------------------------

   Earnings (loss) per common share                                  $0.07          ($1.07)        ($4.11)
                                                                   ========================================